Barclays Capital 5 The North Colonnade Canary Wharf London E14 4BB Tel +44 (0)20 7623 2323

To:

U.S. Bank National Association, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Securitized Asset Backed Receivable LLC Trust 2006-CB5, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB5 (the “Counterparty” or “Party B”)

Attention:       Larry Maitlin, Vice President

Fax:

          212.850.7747

From:

BARCLAYS BANK PLC (LONDON HEAD OFFICE) (“Barclays”)

Date:

June 30, 2006

Reference:

NY: 1264361B

Rate Cap Confirmation

The purpose of this facsimile (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meanings assigned in the Pooling and Servicing Agreement (“PSA”) dated as of June 1, 2006 among Securitized Asset Backed Receivable, L.L.C., as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as sponsor, and the Trustee.  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.  In this Confirmation, “Party A” means Barclays and “Party B” means the Counterparty.

1.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation, together with all other documents referring to the form of the 1992 ISDA Master Agreement (Multicurrency -- Cross Border) (the “ISDA Form”) (each a “Confirmation”) confirming transactions (each a “Transaction”) entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form part of, and be subject to, an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law) as governing law, the election of Market Quotation and Second Method for purposes of Section 6(e) of the ISDA Form, U.S. Dollars as the Termination Currency and the additional material set forth below) on the Trade Date for the first such Transaction between us.

The terms of the particular Transaction to which this Confirmation relates are as follows:

2.	TRADE DETAILS
Notional Amount:

With respect to any Calculation Period, the lesser of (1) the Maximum Cap Notional Amount set forth in Schedule A and (2) the excess, if any, of (A) the aggregate outstanding principal balance of the Offered Certificates (prior to taking into account any distributions on the related Distribution Date) over (B) the Swap Notional Amount set forth in Schedule B.  As used herein, the terms “Distribution Date” and “Offered Certificates” shall have the respective meanings set forth in the PSA.

Trade Date:	June 27, 2006
Effective Date:	June 30, 2006
Termination Date:	April 25, 2011; subject to adjustment in accordance with the Following Business Day Convention
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate Payer Payment Date(s):	June 30, 2006; subject to adjustment in accordance with the Following Business Day Convention
Fixed Amount:	USD $532,000
Floating Amounts:	To be determined in accordance with the following formula: Greater of (i) (Floating Rate – Strike Rate) * Notional Amount * Floating Rate Day Count Fraction; and (ii) zero
Floating Rate Payer:	Barclays.
Strike Rate	6.80%

Floating Rate Payer Payment Date(s):	The 25th of each month in each year from (and including) July 25, 2006 to (and including) the Termination Date; subject to adjustment in accordance with the Following Business Day Convention
Floating Rate Payer Period End Date(s):	The 25th of each month in each year from (and including) July 25, 2006 to (and including) the Termination Date; subject to adjustment in accordance with the Following Business Day Convention
Compounding:	Inapplicable.
Floating Rate Option.	USD-LIBOR-BBA.
Floating Rate Day Count Fraction:	Actual / 360
Designated Maturity:	1 Month.
Reset Dates:	The first day of Each Calculation Period.
Business Days:	New York.
Governing Law:

This Transaction and this Confirmation will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

3.	ACCOUNT DETAILS
Payments to Barclays:	Correspondent: BARCLAYS BANK PLC NEW YORK FEED: 026002574 Beneficiary: BARCLAYS SWAPS Beneficiary Account: 050-01922-8
Payments to Counterparty:	US Bank N.A. ABA: 091000022 DDA: 173103322058 Ref#: C-Bass 2006-CB5 Trust Acct: 103461002
4.	OFFICES
Barclays:	Address for Notices: Address: 5 The North Colonnade Canary Wharf London E 14 4BB, ENGLAND Telephone No.: 0207-773-6915/6904 Facsimile No.: 0207-773-6857/6858 Telex No.: 811234 Answerback: BZWSEC-G
Counterparty:

Address for Notices:

U.S. Bank National Association

Attn:  Structured Finance C-BASS 06-CB5

60 Livingston Avenue

Mailcode EP-MN-WS3D

St. Paul, MN  55107

(651) 495-3847 Ph.

(651) 495-8090 Fax

with a copy to:

Credit-Based Asset Servicing and Securitization LLC

Attention:  Larry Maitlin, Vice President

335 Madison Avenue - 19th Floor

NY, NY 10017

Tele: 212.850.7746

Fax: 212.850.7747

2.

Miscellaneous Provisions with respect to the ISDA Form

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form will apply to any Transaction.

2)

Termination Provisions.  For purposes of the Agreement:

(a)

“Specified Entity” means in relation to Party A for the purpose of the Agreement:

Section 5(a)(v):  None;
Section 5(a)(vi):  None;
Section 5(a)(vii):  None;
Section 5(b)(iv):  None;

and in relation to Party B for the purpose of this Agreement:

Section 5(a)(v):  None;
Section 5(a)(vi):  None;
Section 5(a)(vii):  None;
Section 5(b)(iv):  None.

(b)

“Specified Transaction” shall be inapplicable to Party A and Party B.

(c)

The “Breach of Agreement” provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

(d)

The “Credit Support Default” provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party A and Party B.

(e)

The “Misrepresentation” provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

(f)

The “Default Under Specified Transaction” provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g)

The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will not apply to Party B

(j)

The “Automatic Early Termination” provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B; provided that where there is an Event of Default under Section 5(a)(vii)(1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), and the Defaulting Party is governed by a system of law that does not permit termination to take place after the occurrence of such Event of Default, then the Automatic Early Termination provisions of Section 6(a) will apply; provided, however, that this proviso shall only apply with respect to an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, Section 5(a)(vii)(8), if the proceeding is instituted by, or the relevant petition is presented to a court or other authority in the jurisdiction where the Defaulting Party is incorporated.

If an Early Termination Date has occurred under Section 6(a) of the Agreement as a result of Automatic Early Termination, and if the Non-defaulting Party determines that it has either sustained or incurred a loss or damage or benefited from a gain in respect of any Transaction, as a result of movement in interest rates, currency exchange rates, other relevant rates or market quotations between the Early Termination Date and the date upon which the Non-defaulting Party first becomes aware that such Event of Default has occurred under Section 6(a) of the Agreement, then without any duplication (i) the amount of such loss or damage shall be added to the amount due by the Defaulting Party or deducted from the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(e)(i)(3) of the Agreement); or (ii) the amount of such gain shall be deducted from the amount due by the Defaulting Party or added to the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(e)(i)(3) of the Agreement).

(k)

Payments on Early Termination.  For the purpose of Section 6(e) of the Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(l)

“Termination Currency” means United States Dollars.

(m)

Failure to Pay or Deliver.  The word “third” shall be replaced by the word “first” in the third line of Section 5(a)(i) of the ISDA Form.

3)

Tax Representations.

Payer Tax Representations.  For the purpose of Section 3(e), each of Barclays and the Counterparty makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:  (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Barclays Payee Tax Representations.  For the purpose of Section 3(f), Barclays makes the following representations:

With respect to payments made to Barclays which are not effectively connected to the U.S.:  It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

With respect to payments made to Barclays which are effectively connected to the U.S.:  Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

Counterparty Payee Tax Representations.  For the purpose of Section 3(f), Counterparty makes the following representation:

Counterparty represents that the beneficial owner of the payments made to it under this Agreement is either (i) a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes and an "Exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of United States Treasury Regulations, or (ii) a "non-U.S. branch of a foreign person" as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (the "Regulations") for United States federal income tax purposes, and it is a "foreign person" as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes.

4)

Documents to be Delivered.  For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Barclays and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required.

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Barclays	Opinions of Barclays internal counsels in Barclays standard form addressed to Counterparty	Within 10 Business Days from the execution and delivery of the Confirmation	Yes
Barclays and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Effective Date	Yes
Counterparty	The Pooling ad Servicing Agreement.	Effective Date	Yes

5)

Miscellaneous.

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Barclays:

Address:

5 The North Colonnade

Canary Wharf

London E 14 4BB, ENGLAND

Telephone No.: 0207-773-6915/6904
Facsimile No.: 0207-773-6857/6858
Telex No.: 811234
Answerback: BZWSEC-G

With a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:
General Counsel's Office
200 Park Avenue
New York, N.Y. 10166

Address for notices or communications to the Counterparty:

[U.S. Bank National Association

Attn:  Structured Finance C-BASS 06-CB5

60 Livingston Avenue

Mailcode EP-MN-WS3D

St. Paul, MN  55107

(651) 495-3847 Ph.

(651) 495-8090 Fax]

with a copy to:

Credit-Based Asset Servicing and Securitization LLC

Attention:  Larry Maitlin, Vice President

335 Madison Avenue - 19th Floor

NY, NY 10017

Tele: 212.850.7746

Fax: 212.850.7747

(b)

Process Agent.  For the purpose of Section 13(c):

Barclays appoints as its
Process Agent:

Not Applicable

The Counterparty appoints as its
Process Agent:

Not Applicable

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

Barclays is a Multibranch Party and may act through its London and New York offices.

Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Barclays.

(f)

Credit Support Document.  Party A: Credit Support Annex dated the date hereof and duly executed and delivered by Barclays and Counterparty.  Party B: Not Applicable.

(g)

Credit Support Provider.

Credit Support Provider means in relation to Party A:  Not Applicable, unless Party A has a person guarantee its payment obligations under this Agreement in order to remedy a Ratings Event, in which event such person shall be a Credit Support Provider.

Credit Support Provider means in relation to Party B:  Not Applicable.

(h)

Governing Law.  This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

(i)

Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j)

Waiver of Jury Trial.  To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction.  Each party also acknowledges that this waiver is a material inducement to the other party’s entering into this Agreement.

(k)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement; provided that Party B shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

6)

Additional Representations:

Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

(a)

Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction:  it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(b)

Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction.  It is also capable of assuming, and assumes, the risks of the Transaction.

(c)

Status of Parties.  The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

(d)

Purpose.  It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

(e)

Eligible Contract Participant Representation.  It is an “eligible contract participant” within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

7)

Other Provisions:

(a)

Fully-Paid Party Protected.  Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party.  For purposes of the Transaction to which this Confirmation relates, Party B’s only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(b)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Trustee on behalf of the supplemental interest trust created under the PSA (the “Supplemental Interest Trust”), in the exercise of the powers and authority conferred and vested in it under the terms of the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Counterparty, or be liable for the breach or failure of any obligation, representation, warranty, covenant made or undertaken by the Counterparty under this Confirmation, the Agreement or any related document, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the PSA.

(c)

Proceedings.  Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, before a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates, provided that nothing herein will preclude, or be deemed to estop, Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding pertaining to Party B after it has been commenced.

(d)

Set-Off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction, provided that nothing herein shall be construed to waive or otherwise limit the netting provisions contained in Section 2(c) or 6(e) of this Agreement.

(e)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(g)

[Reserved]

(h)

Downgrade Provisions.

1. Ratings Downgrade Event. It shall be a “Ratings Downgrade Event” if at any time:

(i)

with respect to Moody’s, if Party A has only a long-term rating by Moody’s, Party A fails to have a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the “Long-Term Rating”) of at least “A1” by Moody’s (or has a Long-Term Rating of “A1” on negative credit watch by Moody’s) or, if Party A has both a Long Term Rating and a short-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the “Short-Term Rating”), it will be a Ratings Downgrade Event if at any time Party A fails to have a Long-Term Rating of at least “A2” by Moody’s and a short-term rating of at least “P-1” by Moody’s (and, in each case, such rating is not on negative credit watch by Moody’s)

 or

(ii)

with respect to S&P, Party A fails to have a Short-Term Rating of at least “A-1” by S&P or (ii) if Party A does not have a Short-Term Rating by S&P, Party A fails to have a Long-Term Rating of at least “A+” by S&P.

If a Ratings Downgrade Event occurs, then, within ten (10) Business Days following the Ratings Downgrade Event (unless, within ten (10) Business Days of such Ratings Event, each of Standard and Poor’s, a Division of McGraw-Hill Companies, Inc. (“S&P”), Fitch Ratings (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) (each a “Rating Agency”) has reconfirmed the rating of the Certificates which was in effect immediately prior to such Ratings Event), Party A shall, at its own expense, take one of the following four actions:

(a)  Replace Itself: Use its good faith efforts to find a party acceptable to Party B, which acceptance, subject to the Rating Agency Condition, shall not be unreasonably withheld, to whom all of Party A's interests and obligations under this Agreement shall be assigned at no cost to Party B, and following which Party A shall be released from all further obligations under this Agreement.

(b)  Obtain a Guaranty: Obtain a guaranty, subject to the Rating Agency Condition and at Party A’s expense of Party A’s obligations under this Transaction from a third party that meets or exceeds the Approved Ratings Threshold, in form and substance or

(c)  Post Collateral:  Post collateral, at Party A’s expense, pursuant to the Credit Support Annex dated as of a date even herewith and subject to the Rating Agency Condition.

(d)  Other Arrangement with Ratings Agency Approval:  Establish any other arrangement satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of the Certificates.

If Party A has failed to take one of the aforementioned actions within ten (10) Business Days of the Ratings Downgrade Event, then, at the option of Party B, such failure shall constitute an Additional Termination Event with Party A as the Affected Party.

For the avoidance of doubt, both parties agree that Party A shall only be required to post collateral pursuant to the terms of the CSA for the period (the “Collateral Requirement Period”) during which Party A’s Ratings Downgrade Event is continuing or until a replacement or guarantor, meeting the requirements set forth above, is in place.  Once the Collateral Requirement Period has ended, Counterparty’s Custodian shall return any such Eligible Collateral to Party A as soon as reasonably practicable and to the extent such Collateral has not already been applied in accordance with this Agreement, including the Credit Support Annex.

2.  S&P Substitution Event.  It shall also be a “S&P Substitution Event” if Party A has a Long-Term Rating of less than “BBB-” or a Short-Term Rating of less than “A-3,” if applicable, by S&P.  In such case, Party A must within 10 days from such S&P Substitution Event, Party A, (while collateralizing any Exposure to Party B),  transfer this Agreement and any and all Transaction hereunder at Party A’s sole cost and expense, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition.  Failure to comply with this provision shall be an Additional Termination Event with Party A as the sole Affected Party.

3.  Moody’s Guaranty or Substitution Event.  If Moody’s lowers Party A’s Long Term Rating to or below “Baa1” or Party A’s Short-Term Rating to or below “P-3”, Party A shall take either of the actions specified under (a) or (b) directly below (while in the interim period before the completion of such action posting collateral, at Party A’s expense, under the Credit Support Annex dated as of a date even herewith):

(a)  Replace Itself: Use its good faith efforts to find a party acceptable to Party B, which acceptance, subject to the Rating Agency Condition, shall not be unreasonably withheld, to whom all of Party A's interests and obligations under this Agreement shall be assigned at no cost to Party B, and following which Party A shall be released from all further obligations under this Agreement or

(b)  Obtain a Guaranty: Obtain a guaranty, subject to the Rating Agency Condition and at Party A’s expense of Party A’s obligations under this Transaction from a third party that meets or exceeds the Approved Ratings Threshold, in form and substance.

“Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Rating Agencies then providing a rating of the Certificates and receive from the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

(i)

Netting of Payments.  The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form will apply to any Transaction.

(j)

Reg AB.

(i).

Party A agrees and acknowledges that each of Bond Securitization, L.L.C. , not in its individual capacity but solely as depositor (the “Depositor”), and Credit-Based Asset Servicing and Securitization LLC, not in its individual capacity but solely as sponsor (the “Sponsor”) may be required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii).

It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, Depositor or Sponsor requests from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor or Sponsor, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

(iii).

Upon the occurrence of a Swap Disclosure Event, Party A will, if such Swap Financial Disclosure is not reasonably publicly available on “EDGAR” or Party A’s internet home page, promptly upon reasonable written request and in any event no later than 10 Business Days following delivery of such written request, (and at its own expense), (a) provide to Depositor or Sponsor, as applicable, the Swap Financial Disclosure, or (b) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to Moody’s and S&P, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of Party A’ obligations under this Agreement from an affiliate of Party A that satisfies the Rating Agency Condition and that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv).  Party A and any guarantor agree that, in the event that Party A provides Swap Financial Disclosure to Depositor or Sponsor in accordance with Part (iii) above, or causes its affiliate to provide Swap Financial Disclosure to Depositor or Sponsor in accordance with Part (iii) above, Party A and any such guarantor will indemnify and hold harmless each of Depositor and Sponsor, its respective directors or officers and any person controlling Depositor or Sponsor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v). The Depositor and the Sponsor shall each be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Depositor’s and the Sponsor’s rights explicitly specified herein.

(k)

Transfer.  No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless (i) each of S&P, Fitch and Moody’s has been provided notice of the same and (ii) each of S&P, Fitch and Moody’s confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Certificates.

The time of dealing will be confirmed by Barclays upon written request.  Barclays is regulated by the Financial Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations.  Your failure to respond within such period shall not affect the validity or enforceability of the Transaction as against you.  This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of BARCLAYS BANK PLC
/s/ Adam Carysforth NAME: Adam Carysforth Authorised Signatory Date: June 30, 2006

For and on behalf of:

U.S. Bank National Association, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Securitized Asset Backed Receivable LLC Trust 2006-CB5, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB5

/s/ S. Christopherson
NAME:  S. Christopherson
Authorised Signatory
Date:  June 30, 2006

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients.  If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, N.Y. 10166.

 SCHEDULE A

MAXIMUM CAP NOTIONAL AMOUNTS

Period Start Date	Period End Date	Notional Amount (USD)
30-Jun-06	25-Jul-06	-
25-Jul-06	25-Aug-06	2,501,526.70
25-Aug-06	25-Sep-06	6,100,079.26
25-Sep-06	25-Oct-06	10,784,590.37
25-Oct-06	25-Nov-06	16,529,016.26
25-Nov-06	25-Dec-06	23,292,497.86
25-Dec-06	25-Jan-07	30,983,712.86
25-Jan-07	25-Feb-07	39,722,287.05
25-Feb-07	25-Mar-07	48,072,685.75
25-Mar-07	25-Apr-07	55,125,825.74
25-Apr-07	25-May-07	61,265,327.12
25-May-07	25-Jun-07	65,943,642.45
25-Jun-07	25-Jul-07	69,409,452.41
25-Jul-07	25-Aug-07	72,802,181.66
25-Aug-07	25-Sep-07	75,151,291.38
25-Sep-07	25-Oct-07	76,857,323.19
25-Oct-07	25-Nov-07	78,180,820.31
25-Nov-07	25-Dec-07	79,328,835.52
25-Dec-07	25-Jan-08	87,081,816.48
25-Jan-08	25-Feb-08	141,303,831.35
25-Feb-08	25-Mar-08	182,398,981.85
25-Mar-08	25-Apr-08	178,789,502.40
25-Apr-08	25-May-08	182,609,039.12
25-May-08	25-Jun-08	169,076,219.60
25-Jun-08	25-Jul-08	156,678,326.12
25-Jul-08	25-Aug-08	146,032,367.40
25-Aug-08	25-Sep-08	139,060,136.09
25-Sep-08	25-Oct-08	134,307,115.55
25-Oct-08	25-Nov-08	130,138,096.05
25-Nov-08	25-Dec-08	126,922,748.14
25-Dec-08	25-Jan-09	123,886,509.94
25-Jan-09	25-Feb-09	121,342,705.56
25-Feb-09	25-Mar-09	118,077,428.78
25-Mar-09	25-Apr-09	115,192,263.85
25-Apr-09	25-May-09	113,292,720.74
25-May-09	25-Jun-09	107,786,705.34
25-Jun-09	25-Jul-09	102,501,312.09
25-Jul-09	25-Aug-09	97,489,945.47
25-Aug-09	25-Sep-09	92,765,822.33
25-Sep-09	25-Oct-09	88,251,411.69
25-Oct-09	25-Nov-09	83,962,170.95
25-Nov-09	25-Dec-09	79,911,979.90
25-Dec-09	25-Jan-10	75,874,893.97
25-Jan-10	25-Feb-10	71,842,288.40
25-Feb-10	25-Mar-10	67,803,104.91
25-Mar-10	25-Apr-10	63,744,683.05
25-Apr-10	25-May-10	59,663,043.38
25-May-10	25-Jun-10	55,558,716.68
25-Jun-10	25-Jul-10	51,432,341.70
25-Jul-10	25-Aug-10	48,226,540.70
25-Aug-10	25-Sep-10	45,002,984.80
25-Sep-10	25-Oct-10	41,760,074.26
25-Oct-10	25-Nov-10	38,498,191.31
25-Nov-10	25-Dec-10	35,218,097.82
25-Dec-10	25-Jan-11	31,920,401.07
25-Jan-11	25-Feb-11	28,679,548.31
25-Feb-11	25-Mar-11	25,353,958.52
25-Mar-11	25-Apr-11	22,040,788.10

* All dates subject to adjustment in accordance with Following Business Day Convention

SCHEDULE B

SWAP NOTIONAL AMOUNTS

Period Start Date	Period End Date	Notional Amount (USD)
30-Jun-06	25-Jul-06	513,735,112.45
25-Jul-06	25-Aug-06	504,252,871.93
25-Aug-06	25-Sep-06	492,825,953.57
25-Sep-06	25-Oct-06	479,490,196.91
25-Oct-06	25-Nov-06	464,295,226.29
25-Nov-06	25-Dec-06	447,309,499.12
25-Dec-06	25-Jan-07	428,655,995.26
25-Jan-07	25-Feb-07	408,509,319.31
25-Feb-07	25-Mar-07	388,149,495.88
25-Mar-07	25-Apr-07	368,280,455.53
25-Apr-07	25-May-07	349,052,268.41
25-May-07	25-Jun-07	330,730,909.90
25-Jun-07	25-Jul-07	313,275,049.90
25-Jul-07	25-Aug-07	296,637,547.12
25-Aug-07	25-Sep-07	280,780,859.93
25-Sep-07	25-Oct-07	265,673,380.80
25-Oct-07	25-Nov-07	251,257,100.59
25-Nov-07	25-Dec-07	237,504,880.07
25-Dec-07	25-Jan-08	217,732,252.12
25-Jan-08	25-Feb-08	152,050,427.25
25-Feb-08	25-Mar-08	94,642,784.31
25-Mar-08	25-Apr-08	80,029,752.59
25-Apr-08	25-May-08	59,055,203.80
25-May-08	25-Jun-08	55,758,042.75
25-Jun-08	25-Jul-08	52,783,352.22
25-Jul-08	25-Aug-08	50,229,255.86
25-Aug-08	25-Sep-08	48,132,884.84
25-Sep-08	25-Oct-08	46,108,398.34
25-Oct-08	25-Nov-08	44,200,945.56
25-Nov-08	25-Dec-08	42,341,156.09
25-Dec-08	25-Jan-09	40,599,934.52
25-Jan-09	25-Feb-09	38,736,093.58
25-Feb-09	25-Mar-09	36,331,510.38
25-Mar-09	25-Apr-09	32,615,833.36
25-Apr-09	25-May-09	27,971,738.18
25-May-09	25-Jun-09	26,903,072.73
25-Jun-09	25-Jul-09	25,936,067.70
25-Jul-09	25-Aug-09	25,004,021.55
25-Aug-09	25-Sep-09	24,105,653.41
25-Sep-09	25-Oct-09	23,239,730.50
25-Oct-09	25-Nov-09	22,405,066.24
25-Nov-09	25-Dec-09	21,600,518.45
25-Dec-09	25-Jan-10	20,824,987.61
25-Jan-10	25-Feb-10	20,077,415.26
25-Feb-10	25-Mar-10	19,356,782.33
25-Mar-10	25-Apr-10	18,662,107.72
25-Apr-10	25-May-10	17,992,446.76
25-May-10	25-Jun-10	17,346,889.82
25-Jun-10	25-Jul-10	16,724,561.01
25-Jul-10	25-Aug-10	16,124,616.87
25-Aug-10	25-Sep-10	15,546,245.12
25-Sep-10	25-Oct-10	14,988,663.46
25-Oct-10	25-Nov-10	14,451,118.48
25-Nov-10	25-Dec-10	13,932,884.49
25-Dec-10	25-Jan-11	13,433,262.54
25-Jan-11	25-Feb-11	12,877,834.69
25-Feb-11	25-Mar-11	12,407,248.80
25-Mar-11	25-Apr-11	11,925,198.73